[AMERICAN BEACON FUNDS LOGO]


                             SUPPLEMENT DATED MAY 3, 2010
                       TO THE PROSPECTUS DATED MARCH 1, 2010


GLOBAL REAL ESTATE FUND

	In the section titled "General Policies" on page 13 of the Prospectus, the paragraph following the table is replaced with the following:

        If the account balance remains below the applicable minimum account balance after 45 days, the Funds reserve the right to close the account and send the proceeds to the shareholder. IRA accounts will be charged an annual maintenance fee of $15.00 by the Custodian for maintaining either a Traditional IRA or a Roth IRA.




                PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE